OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	January 31, 2014
UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . .20.6
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06565

H&Q Life Sciences Investors
(Exact name of registrant as specified in charter)

2 Liberty Square, 9th Floor, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

2 Liberty Square, 9th Floor, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2011 to March 31, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

See Semiannual Report 3/31/12.

H&Q LIFE SCIENCES INVESTORS

Semiannual Report

March 31, 2012

(Unaudited)

To our Shareholders:

On March 31, 2012, the net asset value (NAV) per share of the Fund was $14.71. During the six month period ended March 31, 2012, total return at NAV of your Fund was 35.23%, with distributions reinvested. During the most recent quarter ended March 31, 2012, total return at NAV of your Fund was 17.63%, with distributions reinvested. The total investment return at market with distributions reinvested was 42.21% during the six month period ended March 31, 2012 and was 22.94% during the quarter ended March 31, 2012. Total return at market and NAV outperformed the NBI and the S&P 500 Index for the six month period ending March 31, 2012. Comparisons to relevant indices are listed below:

Investment Returns	Quarter Ended 3/31/12	Six-Months Ended 3/31/12
Investment Return at Market	22.94%	42.21%
Net Asset Value	17.63%	35.23%
NASDAQ Biotech Index (NBI)	18.21%	32.35%
S&P 500 Index	12.59%	25.89%

Portfolio Highlights

Overall, we are pleased with the performance of the Fund in the six month period ending March 31, 2012, both on an absolute basis and relative to the NBI and S&P 500 Index. It has been a very busy six months in the healthcare sector with several factors contributing to overall performance of the Fund and the sector. These include elevated merger and acquisition activity, the release of significant new clinical data, the approval of several new drugs and prominent Supreme Court hearings debating the constitutionality of recent healthcare reform legislation.

In this period, we believe that merger and acquisition (M&A) activity has been a key factor affecting sector performance. Public discussion of Express Scripts, Inc.'s offer to acquire Medco Health Solutions, Inc., made in July 2011, was highly visible during the report period and the transaction closed just after the end of the report period. Roche Holding AG's attempt to acquire Illumina Inc. also received considerable attention in the press even though the transaction was not ultimately completed. In addition, a number of other transactions were either proposed, announced or completed. These included Amgen, Inc.'s acquisition of Micromet, Inc., Celgene Corporation's acquisition of Avita Medical LTD, Cubist Pharmaceuticals, Inc.'s acquisition of Adolor Corporation, Jazz Pharmaceuticals, Inc.'s acquisition of Azur Pharma plc and Watson Pharmaceuticals, Inc.'s acquisition of Actavis Group. We think this M&A trend, which has occurred in a number of healthcare subsectors, continues to drive interest and valuation in the broad healthcare sector. We think that as long as the trend continues, healthcare has a good chance to outperform the broader market.

Positive clinical trial data also appears to be producing positive investor sentiment in the healthcare sector. We would highlight the disease Hepatitis C as an example. For many years this disease was treated by combination drug regimens that, in general, were only moderately effective, required long treatment duration and exhibited significant side effects. Approximately one year ago, new polymerase inhibitor drugs were introduced into the marketplace by Vertex Pharmaceuticals, Inc. and Merck & Co., Inc. These drugs, Incivek and Victrelis, respectively, when used with other existing medications, revolutionized the treatment of Hepatitis C, significantly improving efficacy without a substantial increase in side effects. Adoption of these drugs into common use has been rapid. The commercial launch of Incivek, for example, has been considered one of the best drug launches in many years. Both drugs have already reached what is commonly considered "blockbuster" status. Even more remarkable is that a second breakthrough in the treatment of Hepatitis C is already underway. In the last year or so, Pharmasset, Inc. (since acquired by Gilead Sciences, Inc.) demonstrated that one of its drugs, also in combination with several existing drugs, may well be even more effective and safer than the polymerase based drug regimens just introduced. Thus, the remarkable improvement in the standard of care for Hepatitis C patients demonstrated by Vertex's and Merck's novel drugs may well be soon replaced by even more impactful drug combinations from Gilead, Bristol-Myers Squibb Company, Abbott Laboratories and/or others. Furthermore, the impact of these new drug combinations has sparked a further increase in the M&A trend described above. In order to get access to these new therapeutic options, Gilead acquired Pharmasset and Bristol Myers acquired Inhibitex, Inc., each at impressive acquisition valuations. Moreover, M&A activity in the Hepatitus C area seems to have had a positive impact on healthcare sector valuations in general. It appears that investors are anticipating a broad increase in M&A activity. This sentiment has had a positive impact on valuations of a number of healthcare sector companies and has contributed to the general outperformance of the healthcare sector in general and the NBI in particular.

Other clinical trial data and product approvals are also impressive. Biogen Idec, Inc.'s BG-12 product for the treatment of Multiple Sclerosis continues to show promising efficacy. Medivation, Inc.'s Enzalutamide and Johnson & Johnson's Zytiga have each demonstrated impressive efficacy in prostate cancer. We now expect that one or more of three prominent drugs in development to treat obesity may be approved, after having each been strongly challenged during the regulatory approval process. With respect to approvals, 2011 concluded with a significant increase in the number of new molecular entities approved by FDA relative to recent years. This approval trend has continued in 2012. Examples wthin the last year include approvals of Vertex Pharmaceutials Inc.'s Kalydeco in Cystic Fibrosis, Regeneron Pharmaceuticals, Inc.'s Eylea in age-related macular edema, Takeda Pharmaceuticals Company Limited/Affymax, Inc.'s Omontys in anemia, Corcept Therapeutics, Inc.'s Korlym in Cushing's Syndrome, Seattle Genetics, Inc.'s Adcetris in Hodgkin's lymphoma and Amlyin Pharmaceuticals, Inc.'s Bydureon in diabetes. We see this approval trend as a sign both that the sector continues to develop novel new drugs and that the FDA continues to approve drugs that demonstrate impressive efficacy. We think these trends have been well documented and should extend positive sentiment about the sector.

Arguably the key healthcare event in this report period was the Supreme Court hearings arguing the constitutionality of key components of the Affordable Care Act (often referred to as the ACA). Since this law was passed in 2010, a number of key aspects have been challenged in the U.S. court system. In late March 2012, the Supreme Court held hearings examining various aspects of the law including: 1) the constitutionality of the so called individual mandate (which requires nearly all Americans to buy health insurance), 2) whether the individual mandate is severable from the rest of the ACA, 3) whether the proposed expansion of Medicaid is constitutional, and 4) whether the Supreme Court can even rule on items 1 through 3 above now or must wait until 2014 or later. Though it appears to be a minority opinion, it is our view that the ACA will be left largely intact by the Supreme Court. We expect that the Supreme Court will render its opinion on these matters by approximately midyear 2012.

It is our view that many things have gone well for the healthcare sector in recent months. This has driven sector valuations upward. Overall, we remain positive about the sector. And while we may see some sort of pullback in the intermediate term (in recognition of the significant upside move observed in recent months), we still feel that the population demographics we have discussed in previous updates provides the possibility of additional upside in the healthcare sector.

Investment Changes

During the six month period ended March 31, 2012, other Fund activities have occurred. Within the public portfolio, the Fund established positions in several companies. Notable examples include Aegerion Pharmaceuticals, Inc., Alere Inc., Bruker Corporation, Covance Inc., Endo Pharmaceuticals Holdings, Inc., Illumina, Impax Laboratories Inc., Life Technologies Corporation, Medivation, Momenta Pharmaceuticals, Inc., Regeneron, Thermo Fisher Scientific, Inc., Vivus Inc., and Watson. Examples of exited positions include Adolor (acquired by Cubist), Affymax, Auxilium Inc., Corcept, Incyte Corporation, Inhibitex (acquired by Bristol Myers) and Pharmasset, Inc. (acquired by Gilead). Within the restricted portfolio, representative new positions included investments in Verastem, Inc. and Puma Biotechnology, Inc., each which attained a public listing after our investment. Concentric Medical, Inc., acquired by Stryker Corporation, was the notable exit from the restricted portfolio. In addition, Ceres Inc. completed an IPO and will exit the restricted portfolio after expiration of the Fund's trading restrictions.

As always, if you have questions, please feel free to call us at 617-772-8500.

Daniel R. Omstead, Ph.D.
President

H&Q LIFE SCIENCES INVESTORS

LARGEST HOLDINGS BY ISSUER
(Excludes Short-Term Investments)

As of March 31, 2012
(Unaudited)

Issuer - Sector	% of Net Assets
Teva Pharmaceutical Industries Ltd. Generic Pharmaceuticals	4.5%
Celgene Corporation Biotechnologies/Biopharmaceuticals	4.0%
Alexion Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	3.9%
Gilead Sciences, Inc. Biotechnologies/Biopharmaceuticals	3.8%
Akorn, Inc. Generic Pharmaceuticals	3.3%
Vertex Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	3.2%
Mylan, Inc. Generic Pharmaceuticals	3.1%
Perrigo Company Generic Pharmaceuticals	3.0%
Regeneron Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	2.7%
Illumina, Inc. Medical Devices & Diagnostics	2.5%

PORTFOLIO

As of March 31, 2012

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

(Unaudited)

	CONVERTIBLE SECURITIES AND WARRANTS - 8.3% of Net Assets
SHARES	Convertible Preferred and Warrants (Restricted) (a) (b) - 8.3%	VALUE
	Biotechnologies/Biopharmaceuticals - 1.3%
574,015	Celladon Corporation Series A-1	$257,733
2,227,272	EBI Life Sciences, Inc. Series A (c)	9,800
2,227,272	Euthymics Biosciences, Inc. Series A (c)	2,043,967
239,236	MacroGenics, Inc. Series D	156,006
2,227,272	Neurovance, Inc. Series A (c)	173,282
		2,640,788
	Drug Discovery Technologies - 0.0%
1,587,302	Agilix Corporation Series B (c)	0
	Healthcare Services - 2.0%
3,589,744	PHT Corporation Series D (c)	3,338,462
802,996	PHT Corporation Series E (c)	746,786
99,455	PHT Corporation Series F (c)	92,493
		4,177,741
	Medical Devices and Diagnostics - 5.0%
2,379,916	CardioKinetix, Inc. Series C	618,778
4,277,223	CardioKinetix, Inc. Series D	470,495
8,462,336	CardioKinetix, Inc. Series E	846,234
N/A	CardioKinetix, Inc. warrants (expiration 12/11/19) (d)	0
N/A	CardioKinetix, Inc. warrants (expiration 6/03/20) (d)	0
N/A	CardioKinetix, Inc. warrants (expiration 7/07/21) (d)	0
2,161,090	Dynex Technologies, Inc. Series A	388,996
98,824	Dynex Technologies, Inc. warrants (expiration 4/01/19)	0
7,877	Dynex Technologies, Inc. warrants (expiration 5/06/19)	0
2,446,016	Labcyte, Inc. Series C	1,280,000
2,161,090	Magellan Diagnostics, Inc. Series A	1,275,043
98,824	Magellan Diagnostics, Inc. warrants (expiration 4/01/19)	0
7,877	Magellan Diagnostics, Inc. warrants (expiration 5/06/19)	0
1,031,992	OmniSonics Medical Technologies, Inc. Series A-1	1,032
877,747	OmniSonics Medical Technologies, Inc. Series B-1	878

The accompanying notes are an integral part of the financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

(Unaudited)

(continued)

SHARES	Convertible Preferred and Warrants (Restricted) (a) (b) - continued	VALUE
9,606,373	Palyon Medical Corporation Series A (c)	$1,537,020
43,478	TherOx, Inc. Series H	49,739
99,646	TherOx, Inc. Series I	113,995
3,280,000	Tibion Corporation Series B	1,640,000
2,606,033	Veniti, Inc. Series A (c)	2,255,000
		10,477,210
PRINCIPAL AMOUNT	Convertible Notes - 0.0% (a)
	Drug Discovery Technologies - 0.0%
$700,000	deCode Genetics, Inc., 3.50% due 4/15/11	0
	TOTAL CONVERTIBLE SECURITIES AND WARRANTS (Cost $24,899,375)	17,295,739
SHARES	COMMON STOCKS AND WARRANTS - 81.6%
	Biotechnologies/Biopharmaceuticals - 41.4%
25,950	Acorda Therapeutics, Inc. (b)	688,972
81,100	Aegerion Pharmaceuticals, Inc. (b)	1,121,613
87,744	Alexion Pharmaceuticals, Inc. (b)	8,147,908
104,752	Alkermes plc (b)	1,943,150
306,603	Amarin Corporation plc (b) (f)	3,470,746
29,301	Amgen, Inc.	1,992,175
3,939,544	Antisoma plc (b) (e)	111,726
99,795	ARIAD Pharmaceuticals, Inc. (b)	1,591,730
82,000	Athersys, Inc. warrants (Restricted, expiration 6/08/12) (a) (b)	0
25,082	Biogen Idec, Inc. (b)	3,159,580
107,767	Celgene Corporation (b)	8,354,098
168,851	Ceres, Inc. (Restricted) (a) (b)	2,429,935
1,892	Ceres, Inc. warrants (Restricted, expiration 9/05/15) (a) (b)	1,570
174,224	Cornerstone Therapeutics, Inc. (b)	1,038,375
67,501	Cubist Pharmaceuticals, Inc. (b)	2,919,418
93,420	Curis, Inc. (b)	450,284
175,991	Dendreon Corporation (b)	1,875,184
114,913	Elan Corporation plc (b) (f)	1,724,844
163,151	Gilead Sciences, Inc. (b)	7,969,926
268,122	Human Genome Sciences, Inc. (b)	2,209,325
272,079	Keryx Biopharmaceuticals, Inc. (b)	1,354,953
27,683	Momenta Pharmaceuticals, Inc. (b)	424,104

The accompanying notes are an integral part of the financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

(Unaudited)

(continued)

SHARES	Biotechnologies/ Biopharmaceuticals - continued	VALUE
315,055	Nektar Therapeutics (b)	$2,495,236
262,647	Neurocrine Biosciences, Inc. (b)	2,093,297
312,230	NPS Pharmaceuticals, Inc. (b)	2,135,653
113,100	OncoGenex Pharmaceutical, Inc. (b)	1,503,099
37,500	OncoGenex Pharmaceutical, Inc. warrants (Restricted, expiration 10/22/15) (a) (b)	123,000
48,743	Onyx Pharmaceuticals, Inc. (b)	1,836,636
343,067	Puma Biotechnology, Inc. (Restricted) (a) (b)	1,286,501
N/A	Puma Biotechnology, Inc. warrants (Restricted, expiration 10/04/21) (a) (b)	0
48,995	Regeneron Pharmaceuticals, Inc. (b)	5,713,797
195,000	Targacept, Inc. (b)	998,400
64,581	United Therapeutics Corporation (b)	3,043,703
274,325	Verastem, Inc. (Restricted) (b)	2,698,535
161,202	Vertex Pharmaceuticals, Inc. (b)	6,610,894
111,941	VIVUS, Inc. (b)	2,503,001
		86,021,368
	Drug Delivery - 2.1%
4,133,334	A.P. Pharma, Inc. (b)	1,529,333
2,066,667	A.P. Pharma, Inc. warrants (Restricted, expiration 7/01/16) (a) (b)	330,667
711,350	IntelliPharmaCeutics International, Inc. (b) (c)	2,006,007
319,800	IntelliPharmaCeutics International, Inc. warrants (Restricted, expiration 2/01/13) (a) (b) (c)	140,712
319,800	IntelliPharmaCeutics International, Inc. warrants (Restricted, expiration 2/01/16) (a) (b) (c)	332,592
		4,339,311
	Drug Discovery Technologies - 0.0%
1,601,039	MZT Holdings, Inc. (b) (c)	64,842
46	Zyomyx, Inc. (Restricted) (a) (b)	11
		64,853
	Generic Pharmaceuticals - 17.1%
580,157	Akorn, Inc. (b)	6,787,837
162,487	Impax Laboratories, Inc. (b)	3,993,930
279,254	Mylan, Inc. (b)	6,548,506
60,055	Perrigo Company	6,204,282
209,841	Teva Pharmaceutical Industries Ltd. (f)	9,455,436
37,820	Watson Pharmaceuticals, Inc. (b)	2,536,209
		35,526,200

The accompanying notes are an integral part of the financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

(Unaudited)

(continued)

SHARES	Healthcare Services - 2.4%	VALUE
321,791	Addus HomeCare Corporation (b)	$1,592,865
148,148	Aveta, Inc. (Restricted) (a) (g)	1,259,258
43,400	Covance, Inc. (b)	2,067,142
		4,919,265
	Medical Devices and Diagnostics - 10.5%
113,185	Accuray, Inc. (b)	799,086
130,851	Alere, Inc. (b)	3,403,434
127,413	Bruker Corporation (b)	1,950,693
130,000	Ceracor Laboratories, Inc. (Restricted) (a) (b)	82,757
42,028	Gen-Probe, Inc. (b)	2,791,080
35,561	iCAD, Inc. (b)	17,425
119,389	iCAD, Inc. (Locked-up until 6/30/12) (Restricted) (a)	55,576
26,533	iCAD, Inc. (Locked-up until 12/31/12) (Restricted) (a)	11,701
17,668	IDEXX Laboratories, Inc. (b)	1,545,067
100,700	Illumina, Inc. (b)	5,297,827
67,000	Life Technologies Corporation (b)	3,270,940
447,080	Medwave, Inc. (b)	0
62,005	OmniSonics Medical Technologies, Inc. (Restricted) (a) (b)	62
21,531	Palomar Medical Technologies, Inc. (b)	201,100
139	Songbird Hearing, Inc. (Restricted) (a) (b)	93
42,333	Thermo Fisher Scientific, Inc.	2,386,734
		21,813,575
	Pharmaceuticals - 8.1%
27,590	Endo Pharmaceuticals Holdings, Inc. (b)	1,068,561
51,377	Medivation, Inc. (b)	3,838,889
47,597	Sanofi, CVR (expiration 12/31/20) (b) (h)	64,256
447,983	Santarus, Inc. (b)	2,620,700
43,217	Shire plc (f)	4,094,811
238,638	Warner Chilcott plc (b)	4,011,505
625,000	Zogenix, Inc. (b)	1,250,000
		16,948,722
	TOTAL COMMON STOCKS AND WARRANTS (Cost $149,748,229)	169,633,294
	EXCHANGE TRADED FUND - 1.0%
16,860	iShares Nasdaq Biotechnology Index Fund	2,078,838
	TOTAL EXCHANGE TRADED FUND (Cost $2,050,784)	2,078,838

The accompanying notes are an integral part of the financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

(Unaudited)

(continued)

PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 6.7%	VALUE
$13,822,000	Repurchase Agreement, State Street Bank and Trust Co., repurchase value $13,822,012, 0.01%, dated 03/30/12, due 04/02/12 (collateralized by U.S. Treasury Note 4.23%, 06/30/16, market value $14,102,344)	$13,822,000
	TOTAL SHORT-TERM INVESTMENT (Cost $13,822,000)	13,822,000
	TOTAL INVESTMENTS BEFORE MILESTONE INTERESTS - 97.6% (Cost $190,520,388)	202,829,871
INTEREST	MILESTONE INTERESTS (Restricted) (a) (b) - 3.1%
	Biotechnologies/Biopharmaceuticals - 1.8%
1	Targegen Milestone Interest	3,724,119
	Medical Devices and Diagnostics - 1.3%
1	Interlace Medical Milestone Interest	2,135,066
1	Xoft Milestone Interest	657,952
		2,793,018
	TOTAL MILESTONE INTERESTS (Cost $4,543,753)	6,517,137
	TOTAL INVESTMENTS - 100.7% (Cost $195,064,141)	209,347,008
	OTHER LIABILITIES IN EXCESS OF ASSETS - (0.7)%	(1,364,689)
	NET ASSETS - 100%	$207,982,319

(a)  Security fair valued.

(b)  Non-income producing security.

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $12,740,963).

(d)  Number of warrants to be determined at a future date.

(e)  Foreign security.

(f)  American Depository Receipt

(g)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)  Contingent Value Rights

The accompanying notes are an integral part of the financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

(Unaudited)

(continued)

Other Information

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2012 to value the Fund's net assets. For the six months ended March 31, 2012, there were no transfers between Levels 1 and 2.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Securities and Warrants
Biotechnologies/Biopharmaceuticals			$2,640,788	$2,640,788
Drug Discovery Technologies			0	0
Healthcare Services			4,177,741	4,177,741
Medical Devices and Diagnostics			10,477,210	10,477,210
Common Stocks and Warrants
Biotechnologies/Biopharmaceuticals	$79,481,827		6,539,541	86,021,368
Drug Delivery	3,535,340		803,971	4,339,311
Drug Discovery Technologies	64,842		11	64,853
Generic Pharmaceuticals	35,526,200		—	35,526,200
Healthcare Services	3,660,007		1,259,258	4,919,265
Medical Devices and Diagnostics	21,663,386		150,189	21,813,575
Pharmaceuticals	16,948,722		—	16,948,722
Exchange Traded Fund	2,078,838		—	2,078,838
Short-Term Investment	—	$13,822,000	—	13,822,000
Milestone Interests
Biotechnologies/Biopharmaceuticals	—	—	3,724,119	3,724,119
Medical Devices and Diagnostics	—	—	2,793,018	2,793,018
Other Assets	—	—	1,365,576	1,365,576
Total	$162,959,162	$13,822,000	$33,931,422	$210,712,584

The accompanying notes are an integral part of the financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

(Unaudited)

(continued)

Other Information, continued

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. Realized and unrealized gain (loss) disclosed in the reconciliation are included in Net Realized and Unrealized Gain (Loss) on the Statement of Operations.

Level 3 Assets	Balance as of September 30, 2011	Realized gain/loss and change in unrealized appreciation (depreciation)	Cost of purchases	Proceeds from sales	Net transfers in (out of) Level 3	Balance as of March 31, 2012
Convertible Securities and Warrants
Biotechnologies/ Biopharmaceuticals	$2,123,763	($6,831)	$756,423	($232,567)	—	$2,640,788
Drug Discovery Technologies	3,200,737	(779,945)	28	(2,420,820)	—	0
Healthcare Services	3,503,912	673,829	—	—	—	4,177,741
Medical Devices and Diagnostics	17,269,542	(571,308)	756,215	(6,977,239)	—	10,477,210
Common Stocks and Warrants
Biotechnologies/ Biopharmaceuticals	61,875	446,383	6,039,911	(8,628)	—	6,539,541
Drug Delivery	890,798	(86,827)	—	—	—	803,971
Drug Discovery Technologies	11	—	—	—	—	11
Healthcare Services	1,333,332	(74,074)	—	—	—	1,259,258
Medical Devices and Diagnostics	150,808	46,964	—	(47,583)	—	150,189
Milestone Interests
Biotechnologies/ Biopharmaceuticals	4,627,443	(35,878)	—	(867,446)	—	3,724,119
Medical Devices and Diagnostics	3,424,284	1,303,656	620	(1,935,542)	—	2,793,018
Other Assets	746,232	—	1,094,439	(475,095)	—	1,365,576
Total	$37,332,737	$915,969	$8,647,636	($12,964,920)	—	$33,931,422
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2012						$1,678,334

In May 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")." ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

The accompanying notes are an integral part of the financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2012

(Unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $176,499,645)	$190,088,908
Investments in affiliated issuers, at value (cost $14,020,743)	12,740,963
Milestone interests, at value (cost $4,543,753)	6,517,137
Cash	586
Dividends and interest receivable	21,834
Receivable for investments sold	1,768,097
Prepaid expenses	46,354
Receivable from investment adviser	37,712
Other assets (See Note 1)	1,365,575
Total assets	212,587,166
LIABILITIES:
Payable for investments purchased	$4,211,121
Accrued advisory fee	194,547
Accrued shareholder reporting fees	51,992
Accrued trustee fees	8,281
Accrued other	138,906
Total liabilities	4,604,847
NET ASSETS	$207,982,319
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 14,137,535 shares issued and outstanding	$169,484,213
Accumulated net investment loss	(928,339)
Accumulated net realized gain on investments, milestone interests and options	25,143,578
Net unrealized gain on investments and milestone interests	14,282,867
Total net assets (equivalent to $14.71 per share based on 14,137,535 shares outstanding)	$207,982,319

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2012

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $21,001)	$685,854
Interest Income	698
Total investment income	686,552
EXPENSES:
Advisory fees	1,083,360
Legal fees	127,249
Trustees' fees and expenses	102,557
Shareholder reporting	88,735
Administration and auditing fees	78,182
Custodian fees	41,248
Transfer agent fees	26,640
Excise tax	37,712
Other (see Note 2)	66,920
Total expenses	1,652,603
Less: Expenses reimbursed by investment adviser (see Note 2)	(37,712)
Net Expenses	1,614,891
Net investment loss	(928,339)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	24,358,642
Investments in affiliated issuers	2,463,416
Closed or expired option contracts written	22,579
Net realized gain	26,844,637
Change in unrealized appreciation (depreciation)
Investments in unaffiliated issuers	29,556,780
Investments in affiliated issuers	(2,295,598)
Milestone interests	1,267,778
Option contracts written	(24,255)
Change in unrealized appreciation (depreciation)	28,504,705
Net realized and unrealized gain (loss)	55,349,342
Net increase in net assets resulting from operations	$54,421,003

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended March 31, 2012 (Unaudited)	Year ended September 30, 2011
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($928,339)	($3,801,035)
Net realized gain	26,844,637	32,456,390
Change in net unrealized appreciation	28,504,705	8,811,693
Net increase in net assets resulting from operations	54,421,003	37,467,048
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	(12,581,680)	(20,290,994)
Total distributions	(12,581,680)	(20,290,994)
CAPITAL SHARE TRANSACTIONS:
Fund shares repurchased (975,059 and 8,068,135 shares, respectively) (See Notes 1 and 5)	(10,877,720)	(107,138,775)
Reinvestment of distributions (534,180 and 804,408 shares, respectively)	6,465,683	9,089,235
Total capital share transactions	(4,412,037)	(98,049,540)
Net increase (decrease) in net assets	37,427,286	(80,873,486)
NET ASSETS:
Beginning of period	170,555,033	251,428,519
End of period	$207,982,319	$170,555,033
*Includes accumulated net investment loss of:	($928,339)	$0 (a)

(a)  Reflects reclassifications to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF CASH FLOWS

SIX MONTHS ENDED MARCH 31, 2012

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($68,894,827)
Purchases to close option contracts written	(32,115)
Net maturities of short-term investments	(9,400,730)
Sales of portfolio securities	96,889,728
Proceeds from option contracts written	11,620
Interest income received	422
Dividend income received	668,780
Other operating receipts (expenses paid)	(2,249,147)
Net cash provided from operating activities	16,993,731
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(6,115,997)
Fund shares repurchased	(10,877,720)
Net cash used for financing activities	(16,993,717)
NET INCREASE IN CASH	14
CASH AT BEGINNING OF PERIOD	572
CASH AT END OF PERIOD	$586
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$54,421,003
Purchases of portfolio securities	(68,894,827)
Purchases to close option contracts written	(32,115)
Net maturities of short-term investments	(9,400,730)
Sales of portfolio securities	96,889,728
Proceeds from option contracts written	11,620
Accretion of discount	(269)
Net realized gain on investments and options	(26,844,637)
Decrease in net unrealized appreciation (depreciation) on investments and options	(28,504,705)
Increase in dividends and interest receivable	(17,081)
Increase in accrued expenses	25,695
Increase in prepaid expenses and other assets	(659,951)
Net cash provided from operating activities	$16,993,731

Noncash financing activities not included herein consist of reinvested distributions to shareholders of $6,465,683.

Noncash operating activity not included herein consists of corporate actions of $108,346.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

FINANCIAL HIGHLIGHTS

	Six months ended March 31, 2012		Year ended September 30,
	(Unaudited)		2011		2010		2009	2008	2007
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, Beginning of period	$11.70		$11.51		$11.32		$13.18	$15.34	$13.94
Net investment loss (1)	(0.07	)(2)	(0.19	)(3)	(0.09	)(4)	(0.15)	(0.14)	(0.09)
Net realized and unrealized gain (loss)	3.90		1.26		0.53		(1.03)	(0.87)	2.63
Total increase (decrease) from investment operations	3.83		1.07		0.44		(1.18)	(1.01)	2.54
Distributions to shareholders from:
Net realized capital gain	(0.90)		(1.01)		(0.29)		(0.10)	(1.15)	(1.14)
Return of capital (tax basis)	—		—		—		(0.58)	—	—
Total distributions	(0.90)		(1.01)		(0.29)		(0.68)	(1.15)	(1.14)
Increase resulting from shares repurchased (1)	0.08		0.13		0.04		—	—	—
Net asset value per share, End of period	$14.71		$11.70		$11.51		$11.32	$13.18	$15.34
Per share market value, End of period	$13.83		$10.46		$9.59		$9.23	$10.62	$13.53
Total investment return at market value	42.21	%*	19.15%		7.05%		(5.56%)	(13.52%)	10.56%
RATIOS
Expenses to average net assets	1.79	%**	1.77%		1.52%		1.58%	1.56%	1.60%
Expenses to average net assets with reimbursement	1.75	%**	—		—		—	—	—
Net investment loss to average net assets	(1.00	%)**(2)	(1.54	%)(3)	(0.79	%)(4)	(1.38%)	(0.99%)	(0.60%)
SUPPLEMENTAL DATA
Net assets, end of period (in millions)	$208		$171		$251		$249	$278	$308
Portfolio turnover rate	40.86	%*	93.57%		57.45%		82.88%	73.89%	112.69%

*  Not Annualized.

**  Annualized.

(1) Computed using average shares outstanding.

(2) Includes a special dividend from an issuer in the amount of $1.00 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.60%).

(3) Includes a special dividend from an issuer in the amount of $0.02 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.66%).

(4) Includes a special dividend from an issuer in the amount of $0.06 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.28%).

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

(Unaudited)

(1)  Organization and Significant Accounting Policies

H&Q Life Sciences Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in companies in the life sciences industry (including biotechnology, pharmaceutical, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices and supplies), agriculture and environmental management. The Fund invests primarily in securities of public and private companies that are believed by Hambrecht & Quist Capital Management LLC (the Adviser) to have significant potential for above-average growth.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America. Events or transactions occurring after March 31, 2012 through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment Valuation

Shares of publicly traded investments listed on national securities exchanges or in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Trustees have established and approved fair valuation policies and procedures with respect to securities for which effective quoted prices may not be available. Shares of publicly traded investments for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or whose quoted price may otherwise not reflect fair value are valued in good faith by the Adviser using a fair valuation process described below. Restricted securities of companies that are publicly traded are valued typically based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using the fair valuation process described below. Non-traded warrants of publicly traded companies are typically valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, other restricted securities, as well as shares of publicly traded companies for which market quotations are not available or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees. Each fair value determination is based on a consideration of relevant factors. Factors the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of a security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where appropriate, multiple valuation methodologies are applied to confirm fair value. Due to the uncertainty inherent in the valuation process, despite the Adviser's good faith effort, such

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

(continued)

estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments to lock in the purchase price of a security or currency which it expects to purchase in the near future as a temporary substitute for purchasing selected investments, or to enhance potential gain.

The Fund's obligation under an exchange traded written option or investment in an exchange-traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option. The Fund may use option contracts to gain or hedge exposure to financial market risk.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

(continued)

Transactions in call options written for the six months ended March 31, 2012 were as follows:

	Contracts	Premiums
Options outstanding, September 30, 2011	194	$43,073
Options written	111	11,620
Options terminated in closing purchase transactions	(194)	(43,073)
Options exercised	—	—
Options expired	(111)	(11,620)
Options outstanding, March 31, 2012	—	$—

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location	Statement of Operations Location
The Fund had no open options written contracts at March 31, 2012		Net realized gain on investments in unaffiliated issuers	$0
		Net realized gain on closed or expired option contracts written	$22,579
		Change in unrealized appreciation (depreciation) on investments in unaffiliated issuers	$0
		Change in unrealized appreciation (depreciation) on option contracts written	($24,255)

Milestone Interests

The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk with the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of three private companies.

The following is a summary of the impact of the three milestone interest on the financial statements as of and for the six months ended March 31, 2012:

Statement of Assets and Liabilities, Milestone interests, at value	$6,517,137

Statement of Assets and Liabilities, Net unrealized loss on investments, milestone interests and options	$1,973,384

Statement of Operations, Net realized gain on investments in unaffiliated issuers	$0

Statement of Operations, Change in unrealized appreciation (depreciation) on milestone interests	$1,267,778

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

(continued)

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in five private companies.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, minus any foreign taxes.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2012 totaled $72,459,708 and $95,596,344, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund has implemented a fixed distribution policy (the Policy) that permits the Fund to make quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. Under the Policy realized capital gains in excess of the total distributed would be included in the December distribution. Previously, for the period April 5, 2010 to November 1, 2010, the Fund had made quarterly distributions a rate of 1.25% of the Fund's net assets. The Board of Trustees suspended the Policy on August 4, 2009 and reinstated the Policy on April 5, 2010. Prior to August 4, 2009, the Fund made quarterly distributions a rate of 2% of the Fund's net assets. The Policy has been established by the Board of Trustees and may be changed by them without shareholder approval. The Board regularly reviews the Policy and the distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The Fund's policy is to declare distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts at the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

(continued)

The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions.

Share Repurchase Program

In March 2012, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one year period beginning July 11, 2012. Prior to this renewal, in June 2011, the Trustees authorized a share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2011. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the period October 01, 2011 to March 31, 2012, the Fund repurchased 975,059 shares at a total cost of $10,877,720. The weighted average discount per share between the cost of repurchase and the net asset value applicable to such shares at the date of repurchase was 9.85%.

During the period July 11, 2011 to September 30, 2011, the Fund repurchased 271,823 shares at a total cost of $2,923,913. The Weighted average discount per share between the cost of repurchase and the net asset value applicable to such shares at the date of repurchase was 10.40%. The Fund also repurchased shares during the year under a tender offer. See Note 5.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders from net investment income and realized gains, if any, on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include short-term investments at March 31, 2012.

Indemnifications

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

(continued)

under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2012 these payments amounted to $22,667 and are included in the other category in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated in an equitable fashion as approved by the Board of the Fund.

During the six months ended March 31, 2012, the adviser agreed to reimburse the fund $37,712 for excise tax expense paid to the United States Treasury for income not distributed in the prior year. This amount is reflected in the Statement of Operations expenses reimbursed by investment adviser.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies during the six months ended March 31, 2012 were as follows:

Issuer	Value on September 30, 2011	Purchases	Sales	Income	Value on March 31, 2012
Agilix Corporation	$2,635		$2,644	$—	$0
Concentric Medical, Inc.	6,792,332		6,778,583	—	—
EBI Life Sciences, Inc.	—	$40,942	30,798	—	9,800
Euthymics Biosciences, Inc.	1,967,757	274,005	197,425		2,043,967
IntelliPharmaCeutics International, Inc.	2,785,458	197,313	—	—	2,479,311
MZT Holdings, Inc.	45,630	—	—	—	64,842
Neurovance, Inc.	—	178,443	4,343	—	173,282
Palyon Medical Corporation	1,537,020	—	—	—	1,537,020
PHT Corporation	3,503,912	—	—	—	4,177,741
Veniti, Inc.	2,255,000	—	—	—	2,255,000
	$18,889,744	$690,703	$7,013,793	$—	$12,740,963

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

(continued)

(4)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 16% of the Fund's net assets at March 31, 2012.

At March 31, 2012, the Fund had commitments of $1,013,756 relating to additional investments in two private companies.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at March 31, 2012. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
Agilix Corporation
Series B Cvt. Pfd.	11/08/01	$1,565,151	$0.00		$0
A.P. Pharma, Inc.
Warrants (expiration 7/01/16)	6/30/11	555	0.16		330,667
Athersys, Inc.
Warrants (expiration 6/08/12)	6/07/07	0	0.00		0
Aveta, Inc.
Common	12/21/05	2,003,155	8.50		1,259,258
CardioKinetix, Inc.
Series C Cvt. Pfd.	5/22/08	1,652,787	0.26		618,778
Series D Cvt. Pfd.	12/10/10	544,972	0.11		470,495
Series E Cvt. Pfd.	9/14/11	803,495	0.10		846,234
Warrants (expiration 12/11/19)	12/10/09, 2/11/10	123	0.00		0
Warrants (expiration 6/03/20)	6/03/10, 9/01/10	123	0.00		0
Warrants (expiration 7/07/21)	7/07/11	48	0.00		0
Celladon Corporation
Series A-1 Cvt. Pfd.	1/27/12	263,032	0.45		257,733
Ceracor Laboratories, Inc.
Common	3/31/98	0	0.64		82,757
Ceres, Inc.
Common	2/24/12††	2,418,136	14.39		2,429,935
Warrants (expiration 9/05/15)	9/05/07	16	0.83		1,570
Dynex Technologies, Inc.
Series A Cvt. Pfd.	1/03/12††	198,655	0.18		388,996
Warrants (expiration 4/01/19)	1/03/12††	0	0.00		0
Warrants (expiration 5/06/19)	1/03/12††	0	0.00		0
EBI Life Sciences, Inc.
Series A Cvt. Pfd.	12/29/11††	10,144	0.00	†	9,800
Euthymics Biosciences, Inc.
Series A Cvt. Pfd.	7/14/10 - 2/28/12	2,050,829	0.92		2,043,967
iCAD, Inc.
Common (Locked-up until 6/30/12)	1/05/11††	180,321	0.47		55,576
Common (Locked-up until 12/31/12)	1/05/11††	0	0.44		11,701
IntelliPharmaCeutics International, Inc.
Warrants (expiration 2/01/13)	1/31/11	0	0.44		140,712
Warrants (expiration 2/01/16)	1/31/11	0	1.04		332,592
Interlace Medical
Milestone Interest	1/14/11	750,766	2,135,066		2,135,066
Labcyte, Inc.
Series C Cvt. Pfd.	7/18/05	1,283,262	0.52		1,280,000
MacroGenics, Inc.
Series D Cvt. Pfd.	9/04/08	878,863	0.65		156,006
Magellan Diagnostics, Inc.
Series A Cvt. Pfd.	11/28/06 - 10/01/09	1,223,270	0.59		1,275,043
Warrants (expiration 4/01/19)	4/03/09	274	0.00		0
Warrants (expiration 5/06/19)	5/12/09	22	0.00		0
Neurovance, Inc.
Series A Cvt. Pfd.	12/29/11††	174,100	0.08		173,282

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
OmniSonics Medical Technologies, Inc.
Series A-1 Cvt. Pfd.	10/01/03	$1,201,037	$0.00	†	$1,032
Series B-1 Cvt. Pfd.	6/04/07, 11/15/07	668,068	0.00	†	878
Common	5/24/01, 7/02/07	1,606,361	0.00	†	62
OncoGenex Pharmaceuticals, Inc.
Warrants (expiration 10/22/15)	10/22/10	0	3.28		123,000
Palyon Medical Corporation
Series A Cvt. Pfd.	4/28/09	2,062,094	0.16		1,537,020
PHT Corporation
Series D Cvt. Pfd.	7/23/01	2,804,181	0.93		3,338,462
Series E Cvt. Pfd.	9/12/03 - 10/14/04	627,548	0.93		746,786
Series F Cvt. Pfd.	7/21/08	81,729	0.93		92,493
Puma Biotechnology, Inc.
Common	10/04/11	1,288,108	3.75		1,286,501
Warrants (expiration 10/04/21)	10/04/11	0	0.00		0
Songbird Hearing, Inc.
Common	12/14/00	2,003,239	0.67		93
Targegen
Milestone Interest	7/20/10	3,207,084	3,724,119		3,724,119
TherOx, Inc.
Series H Cvt. Pfd.	9/11/00	2,001,787	1.14		49,739
Series I Cvt. Pfd.	7/08/05	386,640	1.14		113,995
Tibion Corporation
Series B Cvt. Pfd.	2/23/11	1,644,674	0.50		1,640,000
Veniti, Inc.
Series A Cvt. Pfd.	2/28/11	2,266,050	0.87		2,255,000
Verastem, Inc.
Common	1/27/12	2,325,000	9.84		2,698,535
Xoft
Milestone Interest	1/05/11	585,903	657,952		657,952
Zyomyx, Inc.
Common	2/19/99 - 7/22/04	2,601,013	0.25		11
		$43,362,615			$32,565,846

  (#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  †  Carrying value per unit is greater than $0.00 but less than $0.01.

  ††  Interest received as part of a corporate action for a previously owned security.

(5)  Tender Offer

On April 25, 2011, the Trustees approved a tender offer by the Fund to acquire up to 35% of its outstanding shares for cash at a price equal to 98% of the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange on the business day immediately following the day the offer expires (the "Tender Offer"). The Tender Offer commenced on May 3, 2011 and expired on May 31, 2011.

In connection with the tender offer, the Fund purchased 7,796,312 shares at a total cost of approximately $104,214,862. The tender offer was oversubscribed, and all tenders of shares were subject to proration at a ratio of approximately 67.5157% in accordance with the terms of the tender offer.

H&Q LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser provides that the Advisory Agreement will continue in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund or the shareholders by affirmative vote of a majority of the outstanding shares and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

On March 20, 2012, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to its benchmark, the NASDAQ Biotech Index (NBI), and to other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers, as described below. The Trustees took into account that the Adviser presently provides investment management services only to the Fund and to H&Q Healthcare Investors and does not derive any benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and the fees and expenses of the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management and administrative personnel.

H&Q LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information for the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund over the past one-, three-, five-, and ten-year periods. Although the NBI's performance exceeded the Fund's returns by net asset value and stock price in recent periods, the Fund's return by net asset value and stock price outperformed the NBI over the long-term. The Trustees continue to be satisfied with the investment performance of the Fund and the Adviser.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that a portion of the Fund's investment portfolio is invested in venture and restricted securities, a portfolio management service that can command higher management fees than those charged by the Adviser pursuant to the Advisory Agreement. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other privately held investment advisers. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive. The fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are sufficiently favorable in comparison to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered that the Advisory Agreement provides for breakpoints in the advisory fees so that the Fund will share the benefits of the economies of scale that would inure to the Adviser as the Fund's assets increase. The Trustees reviewed the net assets of the Fund over the last five years, the recent investment performance of the Fund, and the management fees of other funds with similar investment objectives. Given the asset size of the Fund, and as economies of scale are still modest at current Fund asset levels, the Trustees determined that the Fund's breakpoint schedule is satisfactory and fair.

H&Q LIFE SCIENCES INVESTORS

PRIVACY NOTICE

If you are a registered shareholder of the Fund, the Fund and Hambrecht & Quist Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Hambrecht & Quist Capital Management LLC at 2 Liberty Square, 9th floor, Boston, MA 02109; (iii) on the Fund's website at www.hqcm.com; and (iv) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.hqcm.com or the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

DISTRIBUTION POLICY

The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

PORTFOLIO MANAGEMENT

Daniel R. Omstead, Ph.D., Christopher Brinzey, M.B.A., Frank Gentile, Ph.D. and Jason C. Akus, M.D./M.B.A. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING

A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

H&Q LIFE SCIENCES INVESTORS

New York Stock Exchange Symbol: HQL
NAV Symbol: XHQLX

2 Liberty Square, 9th Floor
Boston, Massachusetts 02109
(617) 772-8500
www.hqcm.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
William S. Reardon, CPA
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Hambrecht & Quist Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from

our website (www.hqcm.com) or by calling

1-800-451-2597

001CS60314

Item 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2011-Oct. 31, 2011)	402,030	10.79	402,030	1,086,541
Month #2 (Nov. 1, 2011 – Nov. 30, 2011)	326,707	11.15	326,707	759,834
Month #3 (Dec. 1, 2011 – Dec. 31, 2011)	214,204	11.58	214,204	545,630
Month #4 (Jan. 1, 2012 – Jan. 31, 2012)	32,118	12.39	32,118	513,512
Month #5 (Feb. 1, 2012 – Feb. 28, 2012)				513,512
Month #6 (Mar. 1, 2012 – Mar. 31, 2012)				513,512
Total	975,059	11.14	975,059

(1)   On June 30, 2011, the share repurchase program was announced, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2011.  On March 23, 2012, the share repurchase program was renewed, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2012.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)              In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)               There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent second fiscal quarter that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1)       Code of Ethics - Not applicable to this semi-annual filing.

(a)(2)       Certification of the Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto (Exhibit 1).

(a)(3)       Certification of the Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto (Exhibit 2).

(b)           Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	H&Q LIFE SCIENCES INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/1/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/1/12

* Print the name and title of each signing officer under his or her signature.